Exhibit A-27

COMMONWEALTH OF PENNSYLVANIA

DEPARTMENT OF STATE

DECEMBER 13, 2010

TO ALL WHOM THESE PRESENTS SHALL COME, GREETING:

KWIK SAVE INC.

I, Basil L Merenda, Secretary of the Commonwealth of Pennsylvania do hereby certify that the foregoing and annexed is a true and correct copy of

1 ARTICLES OF INCORPORATION filed on July 26, 1965

2 CHANGE OF REGISTERED OFFICE – Domestic filed on February 18, 1986

3 CHANGE OF REGISTERED OFFICE – Domestic filed on December 6, 1995

4 CHANGE OF REGISTERED OFFICE – Domestic filed on January 13, 2003 which appear of record in this department.

IN TESTIMONY WHEREOF, I have hereunto set my hand and caused the Seal of the Secretary’s Office to be affixed, the day and year above written.
Secretary of the Commonwealth

DSCB-1 (Rev. 12-59)	3-1-65.22 1382

Articles of Incorporation	COMMONWEALTH OF PENNSYLVANIA DEPARTMENT OF STATE CORPORATION BUREAU

In compliance with the requirements of the Business Corporation Law, approved the 5th day of May, A. D. 1933, P. L. 364, as amended, the undersigned, all of whom are of full age and at least two-thirds of whom are citizens of the United States or its territories or possessions, desiring that they may be incorporated as a business corporation, do hereby certify:

1. The name of the corporation is:	Kwik Save, Inc.

2. The location and post office address of its initial registered office in this Commonwealth is:

321 Penn Avenue	Scranton, Pa.		Lackawanna
Number	Street	City	County

3. The purpose or purposes of the corporation are:*

To manufacture, buy, sell, and deal in toys, beauty aids, housewares, patented drugs, and any other property of any nature whatsoever, and to buy, sell, own and lease as lessor or lessee and otherwise acquire and hold real, personal and mixed property of any and every kind whatsoever, and to do and perform all things necessary and incidental to accomplish the aforementioned purposes.

4. The term of its existence is: perpetual

5. The aggregate number of shares which the corporation shall have authority to issue is:**

One thousand (1000) shares having a par value of Ten ($10.00) Dollars per share all of the same class.

*Note:	Do not recite Powers set forth in Section 302 of the Act.
**Note:	There should be set forth the number and par value of all shares having par value, the number of shares without par value, and the stated capital applicable thereto. If the shares are to be divided into classes, a description of each class and a statement of the preferences, qualifications, limitations, restrictions, and the special or relative rights granted to, or imposed upon, the shares of each class.

Certification#: 9167976-1 Page 1 of 8

3-1-65.22     1383

6. The names and addresses of each of the first directors, who shall serve until the first annual meeting, are:

NAME	ADDRESS
(Including street and number, if any)
Arthur L. Abrams	1200 Pine St., Scranton, Pa.
Ruth F. Abrams	1200 Pine St., Scranton, Pa.
Daniel J. Houlihan	600 Scranton Life Bldg., Scranton, Pa.

7. The names and addresses of each of the incorporators and the number and class of shares subscribed by each are:

NAME	ADDRESS	NUMBER AND CLASS OF SHARES
(Including street and number, if any)
Arthur L. Abrams	1200 Pine St., Scranton, Pa.	10
Ruth F. Abrams	1200 Pine St., Scranton, Pa.	1
Daniel J. Houlihan	600 Scranton Life Bldg., Scranton, Pa.	1

IN TESTIMONY WHEREOF, the incorporators have signed and sealed these Articles of Incorporation this 22nd day of July, 1965.

(SEAL)	(SEAL)

(SEAL)	(SEAL)

(SEAL)	(SEAL)

Approved and filed in the Department of State on the 26th day of July A. D. 1965.

Secretary of the Commonwealth
vms

Certification#: 9167976-1 Page 2 of 8

3-1-65.22 1384

Commonwealth of Pennsylvania

Department of State

Office of the

Secretary of the Commonwealth

To all to whom these Presents shall come, Greeting:

WHEREAS, Under the provisions of the Business Corporation Law, approved the 5th day of May, Anno Domini, one thousand nine hundred and thirty-three, P. L. 364, as amended, the Department of State is authorized and required to issue a

CERTIFICATE OF INCORPORATION

evidencing the incorporation of a business corporation organized under the terms of that law.

AND WHEREAS, The stipulations and conditions of that law have been fully complied with by the persons desiring to incorporate as

KWIK SAVE INC.

THEREFORE, KNOW YE, That subject to the Constitution of this Commonwealth and under the authority of the Business Corporation Law, I do by these presents, which I have caused to be sealed with the Great Seal of the Commonwealth, create, erect, and incorporate the incorporators of and the subscribers to the shares of the proposed corporation named above, their associates and successors, and also those who may thereafter become subscribers or holders of the shares of such corporation, into a body politic and corporate in deed and in law by the name chosen and hereinbefore specified, which shall exist perpetually and shall be invested with and have and enjoy all the powers, privileges, and franchises incident to a business corporation and be subject to all the duties, requirements, and restrictions specified and enjoyed in and by the Business Corporation Law and all other applicable laws of this Commonwealth.

Given under my Hand and the Great Seal of the Commonwealth, at the City of Harrisburg, this 26th day of July in the year of our Lord one thousand nine hundred and sixty-five and of the Commonwealth the one hundred and ninetieth

Secretary of the Commonwealth
bsm

Certification#: 9167976-1 Page 3 of 8

APPLICANT’S ACC’T NO.
DSCE: BCL—307 (Rev. 8-72)
Entry Fee: $40	Line for numbering # 194133 COMMONWEALTH OF PENNSYLVANIA DEPARTMENT OF STATE CORPORATION BUREAU
Statement of Change of Registered Office Domestic Business Corporation

In compliance with the requirements of section 307 of the Business Corporation Law Act of May 5, 1933 (P. L. 364) (15 P. S. #1307) the undersigned corporation, desiring to effect a change of registered office, does hereby certify that:

1. The name of the corporation is:

KWIK SAVE, INC.

2. The address of its present registered office in this Commonwealth is (the Department of State is hereby authorized to correct the following statement to conform to the records of the Department.

321 Penn Avenue
(NUMBER)		(STREET)

Scranton,	Pennsylvania
(CITY)		(ZIP CODE)

3. The address to which the registered office in this Commonwealth is to be changed to is:

c/o United States Corporation Company, 225 South 15th Street
(NUMBER)		(STREET)

Philadelphia	Pennsylvania	19102
(CITY)		(ZIP CODE)

4. Such change was authorized by resolution duly adopted by at least a majority of the members of the board of directors of the corporation.

IN TESTIMONY WHEREOF, the undersigned corporation has caused this Statement to be signed by a duly authorized officer, and its corporate seal, duly attested by another such officer, to be hereunto affixed, this                  day of                 , 19    .

KWIK SAVE, INC.
NAME OF CORPORATION

By	/s/ Gregory K. Raven
SIGNATURE

Gregory K. Raven Treasurer
(TITLE: PRESIDENT, VICE PRESIDENT, ETC)

Attest

/s/ Robert G. Ulrich
(SIGNATURE)

Robert G. Ulrich, Secretary
(TITLE SECRETARY ASSISTANT SECRETARY ETC)

M BURR KEIM COMPANY PHILADELPHIA

Certification#: 9167976-1 Page 4 of 8

Microfilm Number          Filed with Department of State on

Entity Number 194133
Secretary of the Commonwealth

STATEMENT OF CHANGE OF REGISTERED OFFICE

DCSB: 15-1507/4144/5507/6144/8506 (Rev 90)

Indicate type of entity (check one):

XXXXX	Domestic Business Corporation (15 Pa.C.S. ss1507)
Foreign Business Corporation (15 Pa.C.S. ss4144)
Domestic Nonprofit Corporation (15 Pa.C.S. ss5507)
Foreign Nonprofit Corporation (15 Pa.C.S. ss6144)
Domestic Limited Partnership (15 Pa.C.S. ss8506)

In compliance with the requirements of the applicable provisions of 15 Pa.C.S. (relating to corporations and unincorporated associations) the undersigned corporation or limited partnership, desiring to effect a change of registered office, hereby states that:

1.	The name of the corporation or limited partnership is:

KWIK SAVE INC.

2.	The (a) address of this corporation’s or limited partnership’s current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is: (the Department is hereby authorized to correct the following information to conform to the records of the Department):

(a)	c/o United States Corporation Company

225 S. 15th Street, Philadelphia, PA 19102 Philadelphia

For a corporation or a limited partnership represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation or limited partnership is located for venue and official publication purposes.

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3. (Complete part (a) or (b)):

(a)	The address to which the registered office of the corporation or limited partnership in this Commonwealth is to be changed is:

Number and Street	City	State	Zip	County

(b)	The registered office of the corporation or limited partnership shall be provided by:

c/o:	United States Corporation Company Dauphin

Name of Commercial Registered Office Provider County

For a corporation or limited partnership represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation or limited partnership is located for venue and official publication purposes.

4. (Strike out if a limited partnership): Such change was authorized by the Board of Directors of the corporation.

IN TESTIMONY WHEREOF, the undersigned corporation or limited partnership has caused this statement to be signed by a duly authorized officer thereof this                      of                      , 199                     .

KWIK SAVE INC.

BY:

TITLE:	Vice President

Certification#: 9167976-1 Page 6 of 8

PENNSYLVANIA DEPARTMENT OF STATE CORPORATION BUREAU Statement of Change of Registered Office (15 Pa.C.S.)
	xx	Domestic Business Corporation (§ 1507)
Entity Number		Foreign Business Corporation (§ 4144)
Domestic Nonprofit Corporation (§ 5507)
Foreign Nonprofit Corporation (§ 6144)
Domestic Limited Partnership (§ 8506)

Name			Document will be returned to the name and address you enter to the left. Ü
JOSE MOJICA
Address
62 WHITE STREET
City	State	Zip Code
NY, NY 10013

Fee $52	Filed in the Department of State on Jan 13, 2003

Secretary of the Commonwealth

In compliance with the requirements of the applicable provisions of 15 Pa.C.S. (relating to corporations and unincorporated associations), the undersigned corporation or limited partnership, desiring to effect a change of registered office, hereby states that:

1. The name is:
KWIK SAVE INC.

2. The (a) address of its initial registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is:
(a) Number and street	City	State	Zip	County

(b) Name of Commercial Registered Office Provider				County
c/o: UNITED STATES CORPORATION COMPANY

3 Complete part (a) or (b)
(a) The address to which the registered office of the corporation or limited partnership in this Commonwealth is to be changed is DAUPHIN CTY
800 NORTH SECOND ST., STE 100, HARRISBURG, PA 17102
Number and street	City	State	Zip	County
(b) The registered office of the corporation or limited partnership shall be provided by:
c o
Name of Commercial Registered Office Provider				County

Certification#: 9167976-1 Page 7 of 8

DSCB:15-1507/4144/5507/6144/8506-2

4. Strike out if a limited partnership:

Such change was authorized by the Board of Directors of the corporation.

IN TESTIMONY WHEREOF, the undersigned has caused this Application for Registration to be signed by a duly authorized officer thereof this

27TH day of DECEMBER, 2002.

KWIK SAVE INC.
Name of Corporation/Limited Partnership

Signature

PRESIDENT
Title

Certification#: 9167976-1 Page 8 of 8